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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of Earliest Event Reported): November 16, 2000



                             DELHAIZE AMERICA, INC.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-15275


       North Carolina                                                                                    56-0660192
---------------------------                                                                              ----------
(State of Incorporation)                                                                           (I.R.S. Employer
                                                                                                Identification No.)

2110 Executive Drive, P.O. Box 1330
Salisbury, North Carolina                                             28145-1330
-------------------------                                             ----------
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (704) 633-8250

                                 Not Applicable
          (former name or former address if changed since last report)

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Item 5.       Other Events

              Attached hereto as Exhibit 99 and incorporated herein by reference in its entirety is the joint press release of Delhaize America, Inc. ("Delhaize America") and Etablissements Delhaize Freres et Cie "Le Lion" S.A. ("Delhaize Group"), dated November 16, 2000, announcing Delhaize America and Delhaize Group have entered into an Agreement and Plan of Share Exchange, dated as of November 16, 2000, attached hereto as Exhibit 2 and incorporated herein by reference in its entirety.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)    Exhibits.

                     2 Agreement and Plan of Share Exchange, dated as of November 16, 2000, by and between Delhaize Group and Delhaize America.

                     99 Joint Press Release of Delhaize Group and Delhaize America, dated November 16, 2000.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DELHAIZE AMERICA, INC.



Dated:  November 29, 2000        By: /s/ MICHAEL R. WALLER
                                    --------------------------------------------
                                    Michael R. Waller
                                    Executive Vice President and General Counsel

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                                  EXHIBIT INDEX


Exhibit No.          Description

       2 Agreement and Plan of Share Exchange, dated as of November 16, 2000, by and between Delhaize Group and Delhaize America.

       99 Joint Press Release of Delhaize Group and Delhaize America, dated November 16, 2000.

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